UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 6, 2008
Date of Report (Date of Earliest Event Reported)
ALLERGAN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10269	95-1622442
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)
2525 Dupont Drive
Irvine, California 92612
(Address of Principal Executive Offices) (Zip Code)
(714) 246-4500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 6, 2008, at the 2008 annual meeting of stockholders (the “2008 Annual Meeting”), the stockholders of Allergan, Inc. (“Allergan”) approved the adoption of the Allergan, Inc. 2008 Incentive Award Plan (the “2008 Plan”) that provides for the grant of cash and equity awards to employees and non-employee directors. Allergan’s Board of Directors (the “Board”) unanimously approved the adoption of the 2008 Plan on January 28, 2008, subject to approval by Allergan’s stockholders at the 2008 Annual Meeting. The 2008 Plan became effective immediately upon stockholder approval.
     A summary of the principal provisions of the 2008 Plan is set forth below.
Purpose of the 2008 Plan
     The purpose of the 2008 Plan is to promote Allergan’s success and enhance its value by linking the personal interests of Board members and employees to those of Allergan’s stockholders and by providing such individuals with an incentive for outstanding performance. The 2008 Plan is further intended to provide flexibility in Allergan’s ability to motivate, attract and retain the services of Board members and employees upon whose judgment, interest and special effort Allergan depends. The 2008 Plan succeeds the Allergan, Inc. 1989 Incentive Compensation Plan, the Allergan, Inc. 2001 Premium Priced Stock Option Plan, the Allergan, Inc. Employee Recognition Stock Award Plan and the Allergan, Inc. 2003 Nonemployee Director Equity Incentive Plan, in each case, as amended from time to time (the “Prior Plans”). No further awards will be made under the Prior Plans.
Administration
     The 2008 Plan generally will be administered by the Board’s Corporate Governance Committee with respect to non-employee directors, and the Board’s Organization and Compensation Committee with respect to all other awards. The administrator will have the power to establish rules and regulations for the proper administration of the 2008 Plan, determine which participants will receive awards and establish the other terms and conditions of the awards, consistent with the terms of the 2008 Plan. The administrator may modify outstanding awards as provided in the 2008 Plan.
Shares Available and Award Limits
     The aggregate number of shares of Allergan’s common stock, par value $0.01 per share (the “Common Stock”), that may be issued or transferred pursuant to awards under the 2008 Plan is 20,000,000 plus any shares of Common Stock that, as of the date of the 2008 Annual Meeting, are subject to awards under the Prior Plans that are subsequently forfeited, cancelled, expire, settled in cash or lapse unexercised and are not issued under the Prior Plans. No more than 25,000,000 shares of Common Stock may be issued upon the exercise of incentive stock options granted under the 2008 Plan.
     The number of shares of Common Stock available for issuance under the 2008 Plan will be reduced by 1.4 shares for each share of Common Stock delivered in settlement of any “full value award” granted under the 2008 Plan, which is any award other than a stock option, stock appreciation right or other award for which the participant pays the intrinsic value (whether directly or by forgoing a right to receive a payment from Allergan). In the event that a full value award granted under the 2008 Plan expires or is cancelled, forfeited, settled in cash or otherwise terminated before delivery of the shares subject to such award, the number of shares of Common Stock available for issuance under the 2008 Plan will be increased by 1.4 shares for each share of Common Stock subject to such award.
     The maximum number of shares which may be subject to awards granted under the 2008 Plan to any individual during any calendar year may not exceed 1,500,000 shares of Common Stock. The maximum aggregate cash amount that may become payable pursuant to all performance-based awards that may be granted to any individual during any calendar year is $5,000,000.
Awards
     The 2008 Plan provides that the administrator may grant or issue stock options, stock appreciation rights, restricted stock, restricted stock units, deferred stock, dividend equivalents, performance awards and stock payments, or any combination thereof, to eligible participants. Each award will be evidenced by a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

     The exercise price of a stock option and the base price of a stock appreciation right shall not be less than the fair market value of Common Stock on the date of grant. No stock option shall be exercisable later than ten (10) years after the date it is granted. In general, full value awards are required to vest over a period of not less than (i) three years from the grant date for those full value awards that vest based solely on employment with Allergan, or (ii) one year following the commencement of the performance period for full value awards that vest based upon the attainment of performance goals.
     The administrator is authorized to grant awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The 2008 Plan enumerates certain performance criteria that may be used in granting such awards.
Automatic Grants to Non-Employee Directors
     Beginning on the date of the 2008 Annual Meeting, each non-employee director will automatically receive, effective as of the date of each annual meeting, an option to purchase 11,400 shares of Common Stock; provided, that the non-employee director continues to serve as a member of the Board as of such date. Automatic annual options granted to non-employee directors will be non-qualified stock options. Unless otherwise specified by the administrator prior to the date the annual option is granted, each annual option will vest and become exercisable upon the earlier of the first anniversary of the grant date of such annual option or the first annual meeting following the grant date of such annual option at which one or more members of the Board are standing for re-election. However, in no event will a non-employee director’s automatic annual option grant vest and become exercisable for any additional shares of Common Stock following his or her termination of service as a director, unless otherwise provided in the award notice or by action of the administrator on or after the grant date of such annual option.
     Also beginning on the date of the 2008 Annual Meeting, each non-employee director who is elected, re-elected or appointed to the Board during the term of the 2008 Plan will automatically be granted a restricted stock award covering 14,400 shares of restricted stock. In the event an individual’s initial appointment or election to be a non-employee director occurs at any time other than an annual meeting at which members of the class of directors to which such individual becomes a member are standing for re-election, such individual will instead automatically receive a restricted stock award covering 14,400 shares less 4,800 shares for each calendar year ended since the last annual meeting at which members of the class of directors to which such individual is elected were standing for re-election. Each automatically granted restricted stock award will be granted without cost to the non-employee director and will initially be subject to forfeiture upon the non-employee director’s termination of service on the Board. The forfeiture restrictions will lapse with respect to, and the non-employee director will become vested in, 4,800 shares of common stock subject to each restricted stock award upon the earlier of each anniversary of the grant date of such restricted stock award or the annual meeting held during such calendar year at which one or more members of the Board are standing for re-election. However, a non-employee director will not vest in any additional shares of Common Stock following his or her termination of service as a director, unless otherwise provided in the award notice or by action of the administrator on or after the grant date of such restricted stock award.
Amendment and Termination
     The administrator may, with approval of the Board, terminate, amend or modify the 2008 Plan at any time, subject to stockholder approval to the extent required by applicable law or regulation or the listing standards of the NYSE (or any other market or stock exchange on which the Common Stock is at the time primarily traded). Additionally, stockholder approval will be specifically required to increase the maximum number of shares of Common Stock that may be issued under the 2008 Plan, materially change the eligibility requirements, permit the administrator to extend the exercise period for an option beyond ten years from the date of grant or permit the administrator to grant stock options with an exercise price that is below fair market value on the date of grant.
     Except with respect to amendments that are intended to cause awards to comply with or be exempt from Section 409A of the Code, no amendment, modification or termination of the 2008 Plan will adversely affect in any material way any award previously granted pursuant to the 2008 Plan without the participant’s consent. Additionally, in no event may an award be granted pursuant to the 2008 Plan on or after May 6, 2018.

Section 162(m) Compliance
     The 2008 Plan is designed to permit Allergan to make cash and equity based awards intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for certain executive officers exceeds $1,000,000 in any one year. The Section 162(m) deduction limit, however, does not apply to certain “qualified performance-based compensation.” In the event that Allergan issues awards that satisfy the “qualified performance-based compensation” exception, the remuneration attributable to those awards should not be subject to the $1,000,000 deduction limit.
Miscellaneous
     The 2008 Plan also contains provisions with respect to payment of purchase price, vesting and expiration of awards, treatment of awards upon a change of control of Allergan, adjustments for stock splits, recapitalizations and mergers, transferability of awards and tax withholding requirements. Various other terms, conditions and limitations apply, as further described in the 2008 Plan.
     The 2008 Plan is described in detail in Allergan’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission on March 20, 2008 in connection with the 2008 Annual Meeting. The descriptions of the 2008 Plan set forth herein and in the proxy statement do not purport to be complete and are qualified entirely by reference to the full text of the 2008 Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibits:	Description of Document
10.1	Allergan, Inc. 2008 Incentive Award Plan (incorporated by reference to Appendix A to Allergan, Inc.’s Proxy Statement filed on March 20, 2008)
10.2	Sub-Plan for Restricted Stock Units for Employees in France
10.3	Sub-Plan for Stock Options for Employees in France
10.4	Form Non-Qualified Stock Option Grant Notice for Non-Employee Directors
10.5	Form Non-Qualified Stock Option Grant Notice for Employees
10.6	Addendum to Form Non-Qualified Stock Option Grant Notice for Employees in China
10.7	Addendum to Form Non-Qualified Stock Option Grant Notice for Employees in France
10.8	Addendum to Form Non-Qualified Stock Option Grant Notice for Employees in Italy
10.9	Addendum to Form Non-Qualified Stock Option Grant Notice for Employees in Thailand
10.10	Form Restricted Stock Award Grant Notice for Non-Employee Directors
10.11	Form Restricted Stock Award Grant Notice for Employees
10.12	Form Restricted Stock Award Grant Notice for Employees (Management Bonus Plan)
10.13	Form Restricted Stock Unit Award Grant Notice for Employees
10.14	Form Restricted Stock Unit Award Grant Notice for Employees (Management Bonus Plan)
10.15	Addendum to Form Restricted Stock Unit Award Grant Notice for Employees in France

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLERGAN, INC.

Date: May 6, 2008	By: Name:	/s/ Matthew J. Maletta Matthew J. Maletta
	Title:	Vice President, Associate General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibits:	Description of Document
10.1	Allergan, Inc. 2008 Incentive Award Plan (incorporated by reference to Appendix A to Allergan, Inc.’s Proxy Statement filed on March 20, 2008)
10.2	Sub-Plan for Restricted Stock Units for Employees in France
10.3	Sub-Plan for Stock Options for Employees in France
10.4	Form Non-Qualified Stock Option Grant Notice for Non-Employee Directors
10.5	Form Non-Qualified Stock Option Grant Notice for Employees
10.6	Addendum to Form Non-Qualified Stock Option Grant Notice for Employees in China
10.7	Addendum to Form Non-Qualified Stock Option Grant Notice for Employees in France
10.8	Addendum to Form Non-Qualified Stock Option Grant Notice for Employees in Italy
10.9	Addendum to Form Non-Qualified Stock Option Grant Notice for Employees in Thailand
10.10	Form Restricted Stock Award Grant Notice for Non-Employee Directors
10.11	Form Restricted Stock Award Grant Notice for Employees
10.12	Form Restricted Stock Award Grant Notice for Employees (Management Bonus Plan)
10.13	Form Restricted Stock Unit Award Grant Notice for Employees
10.14	Form Restricted Stock Unit Award Grant Notice for Employees (Management Bonus Plan)
10.15	Addendum to Form Restricted Stock Unit Award Grant Notice for Employees in France